Exhibit 99.1

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JANUARY 31, 2010

FORM MOR-1    Case # 09-13654 (JHW)

(Unaudited)

(in thousands)

		Trump									Consolidated
	TER Holdings	Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(3,952)	$(3,268)	$(2,366)	$(2,298)	$—	$(7,932)	$(60)	$—	$(60)	$—	$(11,944)	$2,807	$—	$(9,137)
Record equity in subsidiaries	(7,992)				7,992	7,992			—			(11,944)	11,944	—

Net loss as adjusted	(11,944)	(3,268)	(2,366)	(2,298)	7,992	60	(60)	—	(60)	—	(11,944)	(9,137)	11,944	(9,137)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	7,992	—	—	—	(7,992)	(7,992)	—	—	—	—		11,944	(11,944)	—
Non-cash interest accretion on property tax settlement	—	(9)	(54)	(6)	—	(69)	—	—	—	—	(69)	—	—	(69)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(2,807)	—	(2,807)
Depreciation	15	3,187	339	231		3,757	—	—	—	—	3,772	—	—	3,772
Amortization	—	84	1	1	—	86	—	—	—	—	86	—	—	86
Provisions for losses on receivables	—	520	162	127		809	—	—	—	—	809	—	—	809
Stock based compensation expense	31	—	—	—	—	—	—	—	—	—	31	—	—	31
Valuation Allowance CRDA	—	132	41	49	—	222	—	—	—	—	222	—	—	222

Change in operating assets & liabilities:
Accounts receivable	(256)	2,028	273	(199)	281	2,383	—	—	—	—	2,127	—	—	2,127
Inventories	—	246	7	40	—	293	—	—	—	—	293	—	—	293
Other current assets	448	873	342	424	—	1,639	—	—	—	—	2,087	—	—	2,087
Other assets	38	854	438	276	—	1,568	—	—	—	—	1,606	—	—	1,606
Due to Affiliates	10,274	(6,781)	(2,773)	(720)	—	(10,274)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(199)	1,848	1,071	1,940	—	4,859	60	—	60	—	4,720	—	—	4,720
Accrued interest	3,416	369	50	47	(281)	185	—	—	—	—	3,601	—	—	3,601
Other long-term liabilities	(1)	—	(65)	(1)	—	(66)	—	—	—	—	(67)	—	—	(67)

Net cash provided by (used in) operating activities	9,814	83	(2,534)	(89)	—	(2,540)	—	—	—	—	7,274	—	—	7,274

Cash flow from Investing Activities
Purchases of PPE	(1)	(170)	(168)	(237)	—	(575)	—	—	—	—	(576)	—	—	(576)
Purchases of CRDA investments	—	(1,250)	(560)	(424)		(2,234)	—	—	—	—	(2,234)	—	—	(2,234)

Net cash provided by (used in) investing activities	(1)	(1,420)	(728)	(661)	—	(2,809)	—	—	—	—	(2,810)	—	—	(2,810)

Cash flows from Financing Activities
Repayment of term loan	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing (Repayment) - I/C Debt	1,217	—	568	(1,785)	—	(1,217)	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(27)	(20)	—	—	(47)	—	—	—	—	(47)	—	—	(47)

Net cash provided by (used in) financing activities	1,217	(27)	548	(1,785)	—	(1,264)	—	—	—	—	(47)	—	—	(47)

Net increase (decrease) in cash and cash equivalents	11,030	(1,364)	(2,714)	(2,535)	—	(6,613)	—	—	—	—	4,417	—	—	4,417
Cash and cash equivalents at beginning of period	5,838	31,412	16,132	12,702	—	60,246	—	—	—	—	66,084	—	—	66,084

Cash and cash equivalents at end of period	$16,868	$30,048	$13,418	$10,167	$—	$53,633	$—	$—	$—	$—	$70,501	$—	$—	$70,501

Cash Disbursements (in thousands)	$2,980	$24,122	$14,411	$11,704	$0	$50,237					$53,217

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended January 31, 2010

MOR-2    Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$10,969	$4,895	$2,985	$—	$—	$—	$—	$18,849	$—	$—	$18,849
SLOT REVENUE	19,465	9,487	8,827	—	—	—	—	37,779	—	—	37,779
POKER REVENUE	1,513	—	—	—	—	—	—	1,513	—	—	1,513
KENO WIN	14	—	—	—	—	—	—	14	—	—	14
SIMULCAST REVENUE	62	—	—	—	—	—	—	62	—	—	62

TOTAL GAMING REVENUE	32,023	14,382	11,812	—	—	—	—	58,217	—	—	58,217

ROOMS	3,735	1,604	1,062	—	—	—	—	6,401	—	—	6,401
FOOD & BEVERAGE	3,842	1,390	1,238	—	—	—	—	6,470	—	—	6,470
ENTERTAINMENT	—	21	1	—	—	—	—	22	—	—	22
OTHER	1,382	463	407	—	—	—	—	2,252	—	—	2,252

TOTAL OTHER	8,959	3,478	2,708	—	—	—	—	15,145	—	—	15,145

GROSS REVENUE	40,982	17,860	14,520	—	—	—	—	73,362	—	—	73,362

RFB COMPS	5,437	2,181	1,758	—	—	—	—	9,376	—	—	9,376
COIN	3,428	1,675	1,661	—	—	—	—	6,764	—	—	6,764
CASH COMPS	747	65	40	—	—	—	—	852	—	—	852
ALLOCATED COMPS	—	—	—	—	—	—	—	—	—	—	—

TOTAL PROMO ALLOWANCES	9,612	3,921	3,459	—	—	—	—	16,992	—	—	16,992

NET REVENUES	31,370	13,939	11,061	—	—	—	—	56,370	—	—	56,370

EXPENSES
PAYROLL & RELATED	13,217	7,986	6,565	—	—	355	—	28,123	—	—	28,123
COST OF GOODS SOLD	1,456	410	509	—	—	—	—	2,375	—	—	2,375
PROMOTIONAL EXPENSE	1,424	926	619	—	—	—	—	2,969	—	—	2,969
ADVERTISING	289	148	130	—	—	—	—	567	—	—	567
MARKETING/ENTERTAINMENT	1,329	405	336	—	—	—	—	2,070	—	—	2,070
GAMING TAX & REGULATORY FEES	3,251	1,691	1,456	—	—	—	—	6,398	—	—	6,398
PROPERTY TAX, RENT & INSURANCE	3,024	1,456	1,195	—	—	434	—	6,109	—	—	6,109
UTILITIES	1,959	850	759	—	—	8	—	3,576	—	—	3,576
PROVISION FOR DOUBTFUL ACCOUNTS	520	162	127	—	—	—	—	809	—	—	809
GENERAL, ADMINISTRATIVE & OTHER	2,792	1,350	1,162	—	60	2,243	—	7,607	—	—	7,607

TOTAL OPERATING EXPENSES	29,261	15,384	12,858	—	60	3,040	—	60,603	—	—	60,603

GROSS OPERATING PROFIT	2,109	(1,445)	(1,797)	—	(60)	(3,040)	—	(4,233)	—	—	(4,233)

CRDA EXPENSE (INCOME)	132	41	49	—	—	—	—	222	—	—	222

EBITDA	1,977	(1,486)	(1,846)	—	(60)	(3,040)	—	(4,455)	—	—	(4,455)

DEPRECIATION & AMORTIZATION	(3,271)	(340)	(232)	—	—	(15)	—	(3,858)	—	—	(3,858)
INTEREST INCOME	5	75	19	—	—	2,519	(2,515)	103	—	—	103
INTEREST EXPENSE	(1,979)	(615)	(239)	—	—	(3,416)	2,515	(3,734)	—	—	(3,734)
NON-CASH REORGANIZATION EXPENSE	—	—	—	—	—	—	—	—	—	—	—
OTHER NON-OPERATING INCOME (EXPENSE)	—	—	—	—	—	—	—	—	—	—	—
PROVISION FOR TAXES	—	—	—	—	—	—	—	—	—	—	—
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	2,807	—	2,807

NET (LOSS) INCOME	$(3,268)	$(2,366)	$(2,298)	$—	$(60)	$(3,952)	$—	$(11,944)	$2,807	$—	$(9,137)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

January 31, 2010 and February 16, 2009

MOR-3    Case # 09-13654 (JHW)

(Unaudited)

											January 31, 2010	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER Inc.	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$30,048	$13,418	$10,167	$—	$—	$16,868	$—	$70,501	$—	$—	$70,501	$71,156
ACCOUNTS RECEIVABLE, NET	17,922	6,183	4,857	—	—	—	—	28,962	—	—	28,962	41,896
ACCOUNTS RECEIVABLE, OTHER	2,319	1,463	1,262	149,370	—	28,016	(177,302)	5,128	—	—	5,128	4,798
RE TAX RECEIVABLE	499	3,142	359	—	—	—	—	4,000	—	—	4,000	638
INVENTORIES	2,667	1,250	823	—	—	—	—	4,740	—	—	4,740	5,465
PREPAID AND OTHER	7,050	3,382	2,706	—	—	2,206	—	15,344	—	—	15,344	21,200
DEFERRED INCOME TAXES- CURRENT	1,267	62	8	—	—	—	—	1,337	956	—	2,293	13,809

TOTAL CURRENT ASSETS	61,772	28,900	20,182	149,370	—	47,090	(177,302)	130,012	956	—	130,968	158,962

INVESTMENT IN SUBSIDIARIES	—	—	—	—	—	(24,229)	24,229	—	(670,560)	670,560	—	—
NOTES RECEIVABLE	—	—	—	1,248,969	—	1,193,861	(2,442,830)	—	—	—	—	—

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	—	—	1,043	—	213,442	—	—	213,442	398,296
BUILDINGS AND IMPROVEMENTS	900,231	15,532	13,346	—	—	1,645	—	930,754	—	—	930,754	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	132,938	7,564	4,441	—	—	934	—	145,877	—	—	145,877	220,351
LEASEHOLD IMPROVEMENTS	—	—	1,538	—	—	958	—	2,496	—	—	2,496	6,093
CONSTRUCTION-IN-PROCESS	1,089	183	17	—	100	325	—	1,714	—	—	1,714	4,006

PROPERTY AND EQUIPMENT	1,230,876	32,821	25,581	—	100	4,905	—	1,294,283	—	—	1,294,283	1,893,506
ACCUMULATED DEPRECIATION	(159,155)	(1,892)	(1,153)	—	—	(1,600)	—	(163,800)	—	—	(163,800)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,071,721	30,929	24,428	—	100	3,305	—	1,130,483	—	—	1,130,483	1,703,617

RESTRICTED CASH	—	—	—	—	—	—	—	—	—	—	—	2,807
DEFERRED FINANCING COSTS, NET	—	—	—	—	—	—	—	—	—	—	—	14,533

INTANGIBLE ASSETS, NET	35,012	16	—	—	—	—	—	35,028	—	—	35,028	56,488
RE TAX RECEIVABLE-L/T	1,573	9,926	1,136	—	—	—	—	12,635	—	—	12,635	15,863
CRDA INVESTMENTS	29,351	16,675	12,204	—	—	—	—	58,230	—	—	58,230	57,464
OTHER ASSETS, NET	4,818	1,910	2,569	—	—	16,074	—	25,371	—	—	25,371	25,630

TOTAL ASSETS	$1,204,247	$88,356	$60,519	$1,398,339	$100	$1,236,101	$(2,595,903)	$1,391,759	$(669,604)	$670,560	$1,392,715	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

January 31, 2010 and February 16, 2009

MOR-3    Case # 09-13654 (JHW)

(Unaudited)

	TRUMP					TER					January 31, 2010	February 16, 2009
(Dollars in Thousands)	TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER Inc.	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$14,463	$5,543	$5,024	$—	$160	$15,918	$—	$41,108	$—	$—	$41,108	$32,640
ACCRUED PAYROLL	12,200	6,284	5,465	—	—	624	—	24,573	—	—	24,573	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	—	—	483	—	8,348	—	—	8,348	8,248
ACCRUED INTEREST PAYABLE	33,085	3,188	2,797	149,370	—	153,253	(177,301)	164,392	—	—	164,392	91,524
DUE TO AFFILIATES	(2,408)	1,163	900	—	—	345	—	—	—	—	—	—
SELF INSURANCE RESERVES	8,223	5,384	3,820	—	—	—	—	17,427	—	—	17,427	14,717
ACCRUED PARTNER DISTRIBUTIONS	—	—	—	—	—	1,020	—	1,020	—	—	1,020	—
OTHER ACCRUED LIABILITIES	5,811	4,581	3,135	—	—	1,260	—	14,787	—	—	14,787	12,744
OTHER CURRENT LIABILITIES	5,777	4,700	2,706	—	—	36	—	13,219	—	—	13,219	31,928
SENIOR NOTES	564,327	287,153	—	1,248,969	—	1,248,969	(2,100,449)	1,248,969	—	—	1,248,969	1,248,969
CURRENT MATURITIES- LONG-TERM DEBT	388	277	—	—	—	483,833	—	484,498	—	—	484,498	489,032

TOTAL CURRENT LIABILITIES	645,336	320,657	25,858	1,398,339	160	1,905,741	(2,277,750)	2,018,341	—	—	2,018,341	1,954,036

INTERCOMPANY DEBT	250,000	68,240	24,141	—	—	—	(342,381)	—	—	—	—	—
OTHER L/T DEBT	6,167	352	—	—	—	—	—	6,519	—	—	6,519	5,826

TOTAL LONG-TERM DEBT	256,167	68,592	24,141	—	—	—	(342,381)	6,519	—	—	6,519	5,826
DEFERRED INCOME TAXES	13,468	62	8	—	—	—	—	13,538	33,986	—	47,524	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	—	—	697	—	12,809	—	—	12,809	12,809
OTHER LONG-TERM LIABILITIES	—	10,875	14	—	—	224	—	11,113	—	—	11,113	14,184

TOTAL LIABILITIES	920,787	403,543	52,960	1,398,339	160	1,906,662	(2,620,131)	2,062,320	33,986	—	2,096,306	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	—	—	—	—	—	—	—	—	31	—	31	32
NON-CONTROLLING INT IN SUBS	—	—	—	—	—	—	—	—	(162,438)	—	(162,438)	683
CAPITAL IN EXCESS OF PAR	371,611	146,331	422,272	—	11,661	605,345	(951,875)	605,345	467,810	(605,345)	467,810	466,835
RETAINED EARNINGS (DEFICIT)	(88,151)	(461,518)	(414,713)	—	(11,721)	(1,275,906)	976,103	(1,275,906)	(1,008,993)	1,275,905	(1,008,994)	(486,405)

TOTAL EQUITY (DEFICIT)	283,460	(315,187)	7,559	—	(60)	(670,561)	24,228	(670,561)	(703,590)	670,560	(703,591)	(18,855)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$1,204,247	$88,356	$60,519	$1,398,339	$100	$1,236,101	$(2,595,903)	$1,391,759	$(669,604)	$670,560	$1,392,715	$2,035,364

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4

AS OF JANUARY 31, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total
TER Holdings, LP	$2,659	$1,831	$1,464	$1,542	$8,422	$15,918
Trump Taj Mahal	11,863	954	276	11	1,359	14,463
Trump Plaza	4,146	990	(75)	19	463	5,543
Trump Marina	3,984	573	23	5	439	5,024
TER Development	60	50	50	0	0	160

Total	$22,712	$4,398	$1,738	$1,577	$10,683	$41,108

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5

AS OF JANUARY 31, 2010

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total
TER Holdings, LP	$15			$69		$84
Trump Taj Mahal	10,625	5,149	1,660	35,413	(32,107)	20,740
Trump Plaza	7,181	933	306	8,270	(5,902)	10,788
Trump Marina	3,187	823	(84)	6,830	(4,278)	6,478

Total	$21,008	$6,905	$1,882	$50,582	($42,287)	$38,090